UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2011

PARK PLACE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51712	71-0971567
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

300, 400 – 5th Ave. SW, Calgary, Alberta, Canada T2P 0L6
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 403-539-8710

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountants

(a)	Previous independent registered public accounting firm

(i)

On July 26, 2011, Park Place Energy Corp. (the “Company”) formally informed Davidson & Company LLP Chartered Accountants of their dismissal as the Company’s independent registered public accounting firm.

(ii)

The reports of Davidson & Company LLP Chartered Accountants on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended December 31, 2010 and 2009, and through July 26, 2011, there have been no disagreements with Davidson & Company LLP Chartered Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Davidson & Company LLP Chartered Accountants would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

The Company has requested that Davidson & Company LLP Chartered Accountants furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by Davidson & Company LLP Chartered Accountants is filed as Exhibit 16.1 to this Form 8-K.

(b)	New independent registered public accounting firm

(i)

On July 26, 2011, the Company engaged Saturna Group Chartered Accountants, LLP as its new independent registered public accounting firm. During the two most recent fiscal years and through July 26, 2011, the Company had not consulted with Saturna Group Chartered Accountants, LLP regarding any of the following:

	(ii)	The application of accounting principles to a specific transaction, either completed or proposed;

(iii)

The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Saturna Group Chartered Accountants, LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iv)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01		Financial Statements and Exhibits

16.1	Letter from Davidson & Company LLP Chartered Accountants to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENERGY CORP.

/s/ David Johnson
David Johnson
President and Director
Date: November 21, 2011